Summary Prospectus Supplement

March 5, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated March 5, 2021 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2020

Global Advantage Portfolio (the "Fund")

At a meeting held on March 3-4, 2021, the Board of Directors of the Fund approved certain changes to the Fund, as described below, effective March 31, 2021.

Effective March 31, 2021, the Fund's name is changed to Global Insight Portfolio. All references to "Global Advantage Portfolio" in the Summary Prospectus are hereby deleted and replaced with "Global Insight Portfolio."

Effective March 31, 2021, the sections of the Summary Prospectus entitled "Global Advantage Portfolio—Fees and Expenses—Annual Fund Operating Expenses" and "Global Advantage Portfolio—Fees and Expenses—Example" are hereby deleted and replaced with the following, which reflects a reduced expense limitation:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C
Advisory Fee	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%
Other Expenses	0.30%	0.31%	0.55%	0.32%
Total Annual Fund Operating Expenses[3]	1.10%	1.36%	2.10%	2.12%
Fee Waiver and/or Expense Reimbursement[3]	0.10%	0.04%	0.25%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3,4]	1.00%	1.32%	1.85%	2.10%

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund's operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled "Shareholder Information—Conversion Features" for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares

	1 Year	3 Years	5 Years	10 Years
Class I	$102	$340	$597	$1,331
Class A	$652	$929	$1,227	$2,071
Class L	$188	$634	$1,106	$2,411
Class C	$313	$662	$1,137	$2,256

If You HELD Your Shares

	1 Year	3 Years	5 Years	10 Years
Class I	$102	$340	$597	$1,331
Class A	$652	$929	$1,227	$2,071
Class L	$188	$634	$1,106	$2,411
Class C	$213	$662	$1,137	$2,256

3  The Fund's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I, 1.32% for Class A, 1.85% for Class L and 2.10% for Class C. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Company") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

4  Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement has been restated to reflect the current expense limitation arrangement.

Effective March 31, 2021, the first and second paragraphs in the section of the Summary Prospectus entitled "Global Advantage Portfolio—Principal Investment Strategies" are hereby deleted and replaced with the following:

Under normal market conditions, the Adviser seeks to achieve the Fund's investment objective by investing primarily in established and emerging companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Net Index.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward.

Effective March 31, 2021, the following is added to the section of the Summary Prospectus entitled "Global Advantage Portfolio—Principal Risks:"

Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Please retain this supplement for future reference.

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